Exhibit 99.1

Press Information 2211 H.H. Dow Way Midland, MI 48674 dow.com

Dow announces results from Annual Stockholder Meeting

Richard K. Davis elected independent lead director

MIDLAND, Mich. – April 15, 2021 – Dow Inc. (NYSE: DOW) is pleased to report the preliminary results of its 2021 Annual Meeting of Stockholders. Today stockholders elected Samuel R. Allen, Gaurdie Banister Jr., Wesley G. Bush, Richard K. Davis, Debra L. Dial, Jeff M. Fettig, Jim Fitterling, Jacqueline C. Hinman, Luis Alberto Moreno, Jill S. Wyant, and Daniel W. Yohannes to the Company’s Board of Directors for one-year terms.

Stockholders approved an advisory resolution on executive compensation, voted to approve the First Amendment to the Dow Inc. 2019 Stock Incentive Plan, approved the 2021 Employee Stock Purchase Plan, and ratified the appointment of Deloitte & Touche LLP as Dow’s independent auditor for 2021. A majority of stockholders voted against the Stockholder Proposal on Shareholder Right to Act by Written Consent.

The final voting results on all agenda items will be available in a Form 8-K to be filed by the Company and can be found at investors.dow.com after certification by the Company’s inspector of elections. The meeting will be available via webcast replay on Dow’s website.

Following the Company’s 2021 Annual Meeting of Stockholders, the Board of Directors elected Richard K. Davis to serve as independent lead director for a one-year term. Richard joined Dow’s board in May 2015, actively serving on the Company’s audit and corporate governance committees.

Dow’s Board of Directors are all highly accomplished leaders and together bring a variety of relevant skills and diverse experiences, including senior leadership, global business, capital allocation, financial acumen, technology expertise, operational experience, as well as ESG experience. The Dow Board is comprised of a strong balance of new and experienced directors, with half of the independent directors having joined within the past two years. Additionally, the board possesses gender and ethnic diversity – more than half of the independent directors are female or members of an ethnic minority group.

Biographies for all directors, committee assignments and other corporate governance information will be available on our Corporate Governance website.

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Dow announces results from Annual Stockholder Meeting

About Dow

Dow (NYSE: DOW) combines global breadth, asset integration and scale, focused innovation and leading business positions to achieve profitable growth. The Company’s ambition is to become the most innovative, customer centric, inclusive and sustainable materials science company, with a purpose to deliver a sustainable future for the world through our materials science expertise and collaboration with our partners. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses delivers a broad range of differentiated science-based products and solutions for its customers in high-growth market segments, such as packaging, infrastructure, mobility and consumer care. Dow operates 106 manufacturing sites in 31 countries and employs approximately 35,700 people. Dow delivered sales of approximately $39 billion in 2020. References to Dow or the Company mean Dow Inc. and its subsidiaries. For more information, please visit www.dow.com or follow @DowNewsroom on Twitter.

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For further information contact:

Kyle Bandlow

1.989.638.2417

KBandlow@dow.com

Cautionary Statement About Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; the continuing global and regional economic impacts of the coronavirus disease 2019 (“COVID-19”) pandemic and other public health-related risks and events on Dow’s business; capital requirements and need for and availability of financing; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

Dow announces results from Annual Stockholder Meeting

and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war; weather events and natural disasters; and disruptions in Dow’s information technology networks and systems.

Risks related to Dow’s separation from DowDuPont Inc. include, but are not limited to: (i) Dow’s inability to achieve some or all of the benefits that it expects to receive from the separation from DowDuPont Inc.; (ii) certain tax risks associated with the separation; (iii) the failure of Dow’s pro forma financial information to be a reliable indicator of Dow’s future results; (iv) non-compete restrictions under the separation agreement; (v) receipt of less favorable terms in the commercial agreements Dow entered into with DuPont and Corteva, Inc. (“Corteva”), including restrictions under intellectual property cross-license agreements, than Dow would have received from an unaffiliated third party; and (vi) Dow’s obligation to indemnify DuPont and/or Corteva for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow assumes no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow